================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

       Date of Report (Date of earliest event reported): November 14, 2005

                                  LUBY'S, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

              1-8308                                74-1335253
     ------------------------          ------------------------------------
     (Commission File Number)          (IRS Employer Identification Number)

                       13111 Northwest Freeway, Suite 600
                                Houston, TX 77040
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (713) 329-6800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

NEW EMPLOYMENT AGREEMENTS

        On November 9, 2005, Luby's, Inc. (the "Company") entered into new employment agreements with each of Christopher J. Pappas, the Company's President and Chief Executive Officer, and Harris J. Pappas, the Company's Chief Operating Officer (the "Employment Agreements"). The Employment Agreements, which have identical terms and conditions, were unanimously approved by the Executive Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") as well as by the Board.

        The term of the Employment Agreements begins on September 1, 2005 and ends on August 31, 2008, unless earlier terminated, and calls for each of Messrs. Pappas to receive $400,000 per year in base salary. Messrs. Pappas may also receive an annual bonus, the amount of which shall be determined by the board of directors of the Company, or an authorized committee thereof, in its sole discretion.

        The Employment Agreements call for Messrs. Pappas to devote their primary working time, attention, energies and business efforts to their respective duties as employees of the Company. However, the Employment Agreements allow Messrs. Pappas to continue to engage in certain non-cafeteria style restaurant businesses owned by their privately-held family company, Pappas Restaurants, Inc., and to make passive investments, provided that such activities do not conflict with the business and affairs of the Company or interfere with the ability of Messrs. Pappas to perform the services and discharge the duties required by the Employment Agreements.

        If the employment relationship is terminated by the Company without "cause," as defined in the Employment Agreements, or by Messrs. Pappas for "good reason," as defined in the Employment Agreements, the Company shall be obligated to pay the base salary, as well as any benefits in effect at the time of termination, for the remainder of the term of the Employment Agreements.

SALARY INCREASES AND BONUSES FOR NAMED EXECUTIVE OFFICERS

        On October 10, 2005, the Board, after a review of executive officer performance and competitive market data, approved the annual base salaries for Ernest Pekmezaris, the Company's Senior Vice President and Chief Financial Officer, and Peter Tropoli, the Company's Senior Vice President-Administration and General Counsel. The Board of Directors also approved bonuses for each of Messrs. Pekmezaris and Tropoli for fiscal year 2005.

        On October 10, 2005, the Board approved additional grants of options to purchase the Company's common stock to each of Messrs. Pekmezaris and Tropoli. The exercise price of the stock options is $13.45 and the options vest and become exerciseable at a rate of 25% per year. Vested options must be exercised within 6 years of grant. On November 8, 2005, the Board approved additional grants of options to purchase the Company's common stock to each of Messrs. Pappas. The exercise price of the stock options is $12.92 and the options vest and become exerciseable at a rate of 25% per year. Vested options must be exercised within 6 years of grant.

        The following table sets forth the fiscal year 2005 bonus, the annual base salary level for fiscal year 2006, and the number of shares subject to the newly-approved option grants for each of Messrs. Pappas, Pekmezaris and Tropoli.

                                                                  FISCAL
                                    FISCAL         FISCAL          2005
                                     2005           2006       STOCK OPTION
NAME AND POSITION                   BONUS       BASE SALARY       GRANT
------------------------------   ------------   ------------   ------------
Christopher J. Pappas                       0   $    400,000         65,500
President and Chief
Executive Officer

Harris J. Pappas                            0   $    400,000         65,500
Chief Operating Officer

Ernest Pekmezaris                $     80,000   $    250,000         18,000
Senior Vice President
and Chief Financial
Officer

Peter Tropoli                    $     80,000   $    236,000         18,000
Senior Vice President
and General Counsel

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits. The following exhibits are filed herewith:

              Exhibit No.   Description
              -----------   ----------------------------------------------------
              10.1          Employment Agreement, dated November 9, 2005,
                            between Luby's, Inc. and Christopher J. Pappas.

              10.2 Employment Agreement, dated November 9, 2005, between Luby's, Inc. and Harris J. Pappas.

              99.1          Press Release of Luby's, Inc., dated
                            November 14, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  LUBY'S, INC.
                                                  (Registrant)

Date: November 14, 2005                           By: /s/ Christopher J. Pappas
                                                      --------------------------
                                                      Christopher J. Pappas
                                                      President and
                                                      Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
----------    ------------------------------------------------------------------
10.1          Employment Agreement, dated November 9, 2005, between Luby's, Inc.
              and Christopher J. Pappas.

10.2          Employment Agreement, dated November 9, 2005, between Luby's, Inc.
              and Harris J. Pappas.

99.1          Press Release of Luby's, Inc., dated November 14, 2005.